Exhibit 10.16

                        MASTER EQUIPMENT LEASE AGREEMENT

NO. 7667                                                     DATED June 10, 1999

   Lessor:                                    Lessee:
   OXFORD VENTURE FINANCE, LLC                GENAISSANCE PHARMACEUTICALS, INC.
   a Virginia limited liability corporation   a Delaware corporation

   Address:                                   Address:
         133 NORTH FAIRFAX STREET                   FIVE SCIENCE PARK
         ALEXANDRIA, VIRGINIA 22314                 NEW HAVEN, CT 06511

            Subject to the terms and conditions set forth herein and in any Lease Schedule, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor each item of Equipment specified on a Lease Schedule and Lessee grants to Lessor the following rights:

            1. DEFINITIONS. To the extent not otherwise specifically defined in this Agreement, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings assigned or referred to them in the UCC. The following terms shall have the following meanings:

            "Acceptance Certificate" with respect to each item of Equipment shall mean a certificate in the form satisfactory to Lessor, executed by Lessee to evidence acceptance by Lessee of the Equipment to which such certificate relates.

            "Acceptance Date" with respect to each item of Equipment shall have the meaning assigned to such term in Section 3 of this Agreement.

            "Affiliate" shall mean, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity; for the purposes hereof "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise.

            "Agreement" shall mean this Master Equipment Lease Agreement, as amended or modified from time to time.

            "Attorneys' Fees and Expenses" shall mean all reasonable attorneys' fees and legal costs and expenses (including, without limitation, those fees, costs and expenses incurred in connection with bankruptcy proceedings, including Relief from Stay Motions, Cash Collateral Motions and disputes concerning any proposed disclosure statement and/or bankruptcy plan).

            "Collateral" shall mean all Equipment and any licenses, trademarks or other tangible or intangible property ancillary to the Equipment and all products, proceeds, rents and profits therefrom or thereof, including proceeds in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

            "Default" shall have the meaning ascribed to such term in Section 10 of this Agreement.

            "Equipment" shall mean one or more items or units of personal property, leased by Lessor to Lessee hereunder, as described in each Lease Schedule wherever the same may be located, including all present and future additions, attachments, accessions and accessories thereto and all replacements, substitutions and a right to use license for any software related to any of the foregoing and proceeds thereof, including all proceeds of insurance thereon.

            "Event of Default" shall have the meaning ascribed to such term in
Section 10 of this Agreement.

            "Lease" shall mean the applicable Lease Schedule incorporating the terms and conditions of this Agreement, including all exhibits, addenda, schedules, certificates, riders and all other documents and instruments executed and delivered in connection with the applicable Lease Schedule or this Master Equipment Lease Agreement.


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            "Lease Schedule" shall mean each Lease Schedule, which incorporates by reference the terms and conditions of this Agreement and describes one or more items of Equipment and specific terms and conditions with respect thereto.

            "Lease Term" with respect to each item of Equipment shall have the meaning assigned to such term in the Lease Schedule applicable to such item of Equipment.

            "Lease Term Commencement Date" with respect to each item of Equipment shall have the meaning assigned to such term in the Lease Schedule applicable to such item of Equipment.

            "Obligations" shall mean all liabilities, absolute or contingent, joint, several or independent, of Lessee or any Affiliate of Lessee now or hereafter existing, due or to become due to, or held or to be held by, Lessor for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise and howsoever evidenced, including, without limitation, the Lease, and all rent, taxes, fees, charges, expenses and Attorneys' Fees and Expenses chargeable to Lessee or incurred by Lessor under the Lease, or any other document or instrument delivered in connection herewith.

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust, or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "Rental Payment" with respect to each item of Equipment shall have the meaning assigned to such term in the Lease Schedule applicable to such item of Equipment.

            "Rental Payment Date" with respect to each item of Equipment shall have the meaning assigned to such term in the Lease Schedule applicable to such item of Equipment.

            "Security Deposit" with respect to each item of Equipment shall have the meaning assigned to such term in the Lease Schedule applicable to such item of Equipment.

            "UCC" shall mean the Uniform Commercial Code as enacted in the State of Connecticut.

            2. INDEPENDENT LEASE; CROSS-COLLATERALIZATION; SECURITY INTEREST. Each Lease Schedule shall constitute a separate, distinct and independent Lease of Equipment and contractual obligation of Lessee. As security for the due and punctual payment of any and all of the present and future Obligations of Lessee to Lessor, and without prejudice to Lessor's ownership interest in the Collateral, Lessee hereby (i) grants to Lessor with respect to each Lease and for the full amount of all Obligations, a security interest in all of the Collateral and all collateral securing any other lease or security agreement between Lessee and Lessor, whether now in existence or hereafter entered into and (ii) assigns to Lessor all of its rights, title and interest in surplus money to which Lessee may be entitled upon the sale of all such Collateral. The extent to which Lessor shall have a purchase money security interest in any item of Collateral under a Lease which is deemed to create a security interest under the UCC shall be determined by reference to the Acquisition Cost of such item financed by Lessor and the aggregate amount of all Obligations under the Lease.

            3. ACCEPTANCE OF EQUIPMENT. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessee's execution of an Acceptance Certificate with respect to such Equipment (the "Acceptance Date"). Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason.

            4. TERM AND RENT; NON-CANCELABLE; LATE CHARGES. The Lease Term for any Lease shall be as specified in the applicable Lease Schedule. Upon Lessee's acceptance of Equipment under a Lease, the Lease shall be noncancelable. The obligations of Lessee to pay rent and all other amounts when due and to perform as required under the Lease are unconditional and irrevocable and are not subject to cancellation, termination, prepayment, modification, repudiation, revocation or excuse. The Lease is a net Lease. Lessee shall not be entitled to any abatement, reduction, offset or counterclaim with respect to its obligations under the Lease for any reason whatsoever, whether arising out of claims against the Lessor, the manufacturer or supplier, defect in, lack of fitness for use, loss of possession or use of or damage or destruction of the Equipment or otherwise. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable


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Lease Schedule. Lessee shall, in addition, pay interim rent to Lessor on a pro-rata, per-diem basis from the Acceptance Date to the Lease Term Commencement Date set forth in the applicable Lease Schedule, payable on such Lease Term Commencement Date. If any rent or other amount payable hereunder shall not be paid within 5 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from the due date until paid at the rate of one and one-half percent (1.5%) per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing.

            5. POSSESSION; PERSONAL PROPERTY. No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property.

            6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Lessee hereby represents and warrants to and covenants with Lessor (provided that if Lessee is an individual or sole proprietorship, the representations, warranties and covenants relating to corporate status shall not apply) that, as of the date hereof and for so long as any Obligations shall remain outstanding:

            (a) Lessee is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification;

            (b) Lessee has the power and authority to enter into and perform the Lease and any other document or instrument delivered in connection herewith and to incur the Obligations;

            (c) Lessee's chief executive office is located at the address set forth above;

            (d) Lessee does not utilize, and has not in the last five years utilized, any trade names in the conduct of its business except as set forth on
Schedule 1 hereto;

            (e) Lessee has not changed its name, been the surviving entity in a merger, acquired any business; or changed the location of its chief executive office within the previous five years, except as set forth on Schedule 2 hereto;

            (f) Neither the execution, delivery or performance by Lessee of the Lease nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in any lien upon any property, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other material agreement or instrument to which Lessee is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of its Certificate of Incorporation or By-Laws, or other governance documents.

            (g) The Lease and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and the Lease and such other documents and instruments constitute valid and legally binding obligations of Lessee and are enforceable against Lessee in accordance with their respective terms;

            (h) No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or any subdivision thereof, is required to authorize or required in connection with (i) the execution, delivery and performance of the Lease or (ii) the legality, validity, binding effect or enforceability of the Lease.

            (i) Lessee has filed all federal, state and local tax returns and other reports it is required to file, has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges, shall pay or deposit


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promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment and, upon request by Lessor, Lessee will submit to Lessor proof satisfactory to Lessor that such payments and/or deposits have been made;

            (j) There are no pending or threatened actions or proceedings before any court or administrative agency, an unfavorable resolution of which could have a material adverse effect on Lessee's financial condition or operations;

            (k) No representation, warranty or statement by Lessee contained in the Lease or in any certificate or other document furnished or to be furnished by Lessee pursuant to the Lease contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading;

            (l) All financial statements delivered and to be delivered by Lessee to Lessor in connection with the execution and delivery of the Lease are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles, and at all times since the date of the most recent financial statements, there has been no material change in Lessee's financial affairs or business operations. Lessee shall furnish Lessor: (i) within 120 days after the last day of each fiscal year of Lessee, a financial statement including a balance sheet, income statement, statement of retained earnings and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied with a report signed by an independent certified public accountant satisfactory to Lessor; (i) upon the request of Lessor, within 45 days after the close of each quarter of each fiscal year of Lessee, financial statements similar to those described in the immediately preceding clause, prepared by Lessee and certified by the chief financial officer of Lessee; (iii) promptly upon the request of Lessor, such tax returns or financial statements regarding any guarantor of the Obligations or any Affiliate of Lessee as Lessor may reasonably request from time to time; (iv) promptly upon request of Lessor, in form satisfactory to Lessor, such other and additional information as Lessor may reasonably request from time to time, and;
(v) promptly inform Lessor of any Defaults (defined below) or any events or changes in the financial condition of Lessee occurring since the date of the last financial statements of Lessee delivered to Lessor which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Lessee;

            (m) Lessee shall permit Lessor, through its authorized attorneys, accountants and representatives, to inspect and examine the Equipment and the books, accounts, records, ledgers and assets of every kind and description of Lessee with respect thereto at all reasonable times; provided, however, that the failure of Lessor to inspect the Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its Obligations hereunder; and;

            (n) The Equipment is personal property and not a fixture under the law of the jurisdiction in which the Equipment is located even though the Equipment may hereafter become attached or affixed to real property;

            (o) Each site where Equipment is located, if not owned by Lessee, is leased by Lessee pursuant to a valid lease or rental agreement which permits the possession, use and operation of the Equipment at such location;

            (p) Lessee shall provide Lessor with disclaimers and waivers from landlords, mortgagees and other persons holding any interest or claim in and to any premises where Equipment is located, acceptable in all respects to Lessor, which may be necessary or advisable in the reasonable discretion of Lessor to confirm that the rights of Lessor in the Equipment are and will remain valid and superior against all other parties;

            (q) The Equipment is in the possession of Lessee at the location(s) specified in the applicable Lease Schedule, and shall not be removed from such location without the prior written consent of Lessor, which consent shall in any event be conditioned upon Lessee having completed all notifications, filings, recordings, and other actions in such new location as Lessor may require to protect and perfect Lessor's interests in the Collateral;

            (r) Lessee shall not, without the prior written consent of Lessor, sell, offer to sell, lease, rent, hire or in any other manner dispose, transfer or surrender use and possession of any Equipment;


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            (s) Lessee will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment other than in connection with the execution and delivery of the Lease;

            (t) Lessee shall permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and, at its sole expense, shall service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof;

            (u) If any item of Equipment does not comply with the requirements of the Lease, Lessee shall bring such Equipment into compliance with the provisions hereof; and Lessee shall not use any Equipment, nor allow the same to be used, for any unlawful purpose;

            (v) Lessee acknowledges that Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment; and

            (w) Lessee has all permits, licenses and other authorizations which are required with respect to its business under Environmental Laws (as defined below) and is in compliance with all terms and conditions of such permits, licenses and other authorizations, including all limitations, restrictions, standards, prohibitions, requirements, obligations, schedules and timetables. The Lessee is not presently in violation of any Environmental Laws. "Environmental Laws" shall mean any Federal, state or local law relating to releases or threatened releases of Hazardous Substances; the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or otherwise relating to pollution of the environment or the protection of human health. "Hazardous Substances" shall mean substances or materials which contain substances defined in or regulated as toxic or hazardous materials, chemicals, substances, waste or pollutants under any present or future Federal statutes and their state counterparts, as well as any implementing regulations as amended from time to time and as interpreted by administering agencies.

            7. DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDY; LIMITATION OF LIABILITY. Lessee has selected both the Equipment and the supplier (identified in the Lease Schedule, herein ("Supplier") from whom at Lessee's request Lessor agrees to purchase the Equipment. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO SPECIAL FAMILIARITY OR EXPERTISE WITH RESPECT TO THE EQUIPMENT. LESSEE AGREES THAT THE EQUIPMENT LEASED UNDER THE LEASE IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT EXCEPT AS MAY OTHERWISE BE SPECIFICALLY PROVIDED HEREIN OR IN THE LEASE SCHEDULE, LESSOR HAS MADE NO REPRESENTATION OR WARRANTY AS TO ANY MATTER WHATSOEVER. LESSOR DISCLAIMS, AND LESSEE HEREBY EXPRESSLY WAIVES AS TO LESSOR, ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY, OR WORKMANSHIP, ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT INFRINGEMENTS OR DEFECTS, WHETHER HIDDEN OR APPARENT, AND ALL EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, REGULATION, SPECIFICATION OR CONTRACT RELATIVE THERETO. IN NO EVENT SHALL LESSOR BE LIABLE (INCLUDING WITHOUT LIMITATION, UNDER ANY THEORY IN TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT. If the Equipment is not properly installed, does not operate as represented or warranted by the Supplier, manufacturer and/or service company or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Supplier, manufacturer and/or service company and shall, nevertheless, pay Lessor all amounts payable under the Lease and any such claims shall not act as a defense, counterclaim, deduction, setoff or otherwise limit Lessee's Obligations under the Lease. For the Lease Term, for so long as no Default (as hereinafter defined) has occurred and is continuing, Lessor assigns to Lessee (to the extent permitted by law) any


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right Lessor may have against the Supplier (under a "Supply Contract", as defined in the Lease Schedule), manufacturer and/or service company to enforce, at Lessee's expense (if any), any product warranties with respect to the Equipment, provided however, Lessee shall indemnify and defend Lessor from and against all claims, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection with any such action taken. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES LESSEE MAY HAVE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

            8. RISK OF LOSS AND DAMAGE; INSURANCE. Lessee assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a portion of an item of Equipment shall become lost stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item of Equipment, Lessee shall immediately pay to Lessor, in addition to unpaid rent, late charges and additional rent then past due, an amount equal to the remaining periodic installments and all other sums due under the Lease, discounted to present value at the rate of six percent (6%) per annum, less the net amount of the recovery, if any, received by Lessor from insurance on the Equipment. During the Lease Term and until the Equipment has been either (i) purchased by Lessee or
(ii) returned to, and accepted by, Lessor in the condition required by the Lease Schedule, Lessee shall procure and maintain insurance in such amounts and with such coverages, and upon such terms and with such companies, as Lessor may approve, at Lessee's expense; provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits on a per occurrence basis, as reasonably required by Lessor, and Combined Single Limit Bodily Injury and Property Damage on an aggregate basis as reasonably required by Lessor, or, in either case, as otherwise specified in any Lease Schedule hereto; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount equal to the remaining periodic installments due under the Lease, discounted to present value at the rate of six percent (6%) per annum; or its full replacement value. Lessor will be included as an additional insured on each such Comprehensive General Liability Insurance policy. On each such All Risk Physical Damage Insurance policy Lessor shall be named as loss payee. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee agrees to waive Lessee's rights and its insurance carrier's rights of subrogation against Lessor for any and all loss or damage. In addition to the foregoing minimum insurance coverage, Lessee shall procure and maintain such other insurance coverage as Lessor may reasonably require. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lessor with at least 30 days prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of the Lease, and thereafter, 30 days prior to the expiration of each insurance policy required hereunder, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that the insurance coverages required under such policy are and will continue in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. If Lessee shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lessor may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Equipment, including, at Lessor's option, the coverage provided by all or any of the policies of Lessee and pay all or any part of the premium therefor, without waiving any Event of Default by Lessee, and any sums so disbursed by Lessor shall be additional Obligations of Lessee to Lessor payable on demand. Lessor shall have the right to settle and compromise any and all claims under any of the All Risk Physical Damage policies required to be maintained by Lessee hereunder and Lessee hereby appoints Lessor as its attorney-in--fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Lessee or Lessor or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Lessee, but for this appointment, might or could perform.

            9. TAXES AND OTHER CHARGES. Lessee agrees to comply with all laws, regulations and governmental orders related to the Lease and to the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment and to pay when due, and to defend and indemnify and hold Lessor harmless from and against any and all claims, losses, damages, penalties, actions, suits and liabilities resulting from license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder (other than taxes on or measured solely by the net income of Lessor). In no event shall Lessor have any obligation to advise, submit bills or any advice or


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material to Lessee with respect to any tax on or relating to the Equipment or its manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder. If local law does not permit direct payment by Lessee of any of the foregoing and/or if Lessor is required to file a report or return, Lessee will timely advise Lessor as to its inability under local law to make direct payment and the amount thereof and/or furnish Lessor with such forms, data and information as will enable it to make and file such report or return. Lessee shall promptly furnish to Lessor written evidence of Lessee's payment of the foregoing when due, or, at Lessor's request, remit such payments to Lessor. If any of the foregoing shall be paid by Lessor, Lessee shall reimburse Lessor therefor promptly upon demand as additional rent hereunder.

            10. EVENTS OF DEFAULT. An "Event of Default" under the Lease shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "Default") and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Lessee shall fail to make any payment due in respect of any Lease within 5 days of its due date; or (b) Lessee shall fail to obtain or maintain any of the insurance required under the Lease; or (c) Lessee shall remove, sell, transfer, encumber, or part with possession of any Equipment; or (d) Lessee shall fail to perform or observe any other covenant, condition or agreement under the Lease, and such failure shall continue for 20 days after notice thereof to Lessee; or (e) Lessee or any of its Affiliates shall default in the payment or performance of any Obligation owing to Lessor, and such default shall continue for 20 days after notice thereof to Lessee; or (f) any representation or warranty made by Lessee herein or in any certificate, agreement, statement or document heretofore or hereafter furnished Lessor, including without limitation any financial information disclosed to Lessor, shall prove to be false or incorrect in any material respect; or (g) death or judicial declaration of incompetence of Lessee, if an individual; or
(h) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Lessee or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Lessee or any of its properties or businesses, or if Lessee suffers the entry of an order for relief under Title 11 of the United States Code; or (i) the making by Lessee of a general assignment or deed of trust for the benefit of creditors; or (j) Lessee shall default in any payment or other material obligation to any other lender and such lender has accelerated the debt in accordance with its terms; or (k) Lessee shall merge with or consolidate into any other entity or sell all or substantially all of its assets or in any manner terminate its existence; or (l) if Lessee is a privately held corporation, more than 50% of Lessee's voting capital stock, or effective control of Lessee's voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date the Lease is executed, unless, however, Lessor shall have given prior written consent with respect thereto, which consent will not be unreasonably withheld; or (m) if Lessee is a publicly held corporation, there shall be a change in the ownership of Lessee's stock such that Lessee is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or
(n) Lessor shall determine that there has been a material adverse change in the financial condition or business operations of Lessee since the date of execution of the Lease, or that Lessee's ability to perform its Obligations is materially impaired; or (o) if Lessee leases the premises where any Equipment is located, a breach by Lessee of any such lease and the commencement of an action by the landlord to evict Lessee or to repossess the premises; or (p) any event or condition set forth in subsections (e) through (o) of this Section 10 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations; or (q) any event or condition set forth in subsections (e) through (o) shall occur with respect to any Affiliate of Lessee. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, would constitute an Event of Default.

            11. RIGHTS AND REMEDIES; ACCELERATION. Upon the occurrence of an Event of Default, Lessor shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lessor) and Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Collateral (i) by written notice to Lessee, terminate any or all Leases, as such notice shall specify, and, with respect to such terminated Leases, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the aggregate of all unpaid periodic installment payments and other sums due under the Leases to the date of default plus the charges set forth in Section 4 hereof, if any, plus the remaining periodic installments and other sums due under the Leases, discounted to present value at the rate of six percent (6%) per annum; (ii) Lessor may declare at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Lessee and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (iii) cause Lessee to promptly ship, with insurance and freight prepaid by Lessee, any or all Equipment to such location as Lessor may designate in accordance with the terms of Lease Schedules, or


                                     Page 7                      Initial JP / KR
                                                                         -------

Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (iv) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (v) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (vi) apply any Security Deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor, (vii) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including Attorneys' Fees and Expenses. Any notice required to be given by Lessor of a sale or other disposition or other intended action which is made in accordance with the terms of the Lease at least seven (7) days prior to such proposed action, shall constitute fair and reasonable notice to Lessee of any such action. Lender shall be liable to Lessor only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lessor; Lessor's liability for any such failure shall be limited to the actual loss suffered by Lessee directly resulting from such failure; and in no event shall Lessor have any liability to Lessee for incidental, consequential, punitive or exemplary damages. No remedy referred to in this Section 11 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

            (b) The exercise or pursuit by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lessor of any or all such other remedies, and all remedies hereunder shall survive termination of the Lease. In the event Lessor takes possession and disposes of the Collateral, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to pay the Lessor the remaining amount of any Obligations owed to Lessor and (3) the balance, if any, to Lessee. A termination shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Termination under this Section 11 shall not affect Lessee's duty to perform Lessee's Obligations under the Lease in full. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, Attorneys' Fees and Expenses, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

            12. RETURN OF EQUIPMENT; EXTENSION OF TERM. Upon demand of Lessor pursuant to Section II hereof, or unless Lessee purchases the Equipment pursuant to the Option to Purchase contained in the Lease Schedule, Lessee, at its own risk and expense, shall immediately return the Equipment to Lessor in accordance with the Lease Schedule. Should Lessee fail to provide timely notice of exercise of the Option to Purchase as provided in the Lease Schedule or return the Equipment to Lessor in the time and manner provided in the Lease Schedule, the Lease Term shall be extended for successive 30 day periods until Lessee returns the Equipment to Lessor in accordance with the Lease Schedule, or Lessor terminates the Lease by 10 days written notice to Lessee. In the event any Lease is extended pursuant to the preceding sentence, the Rental Payments in effect prior to the expiration of the Lease Term, and all other provisions of the Lease, shall continue to apply.

            13. INDEMNITY. (a) Lessee agrees to indemnify, reimburse and hold Lessor and its successors, Affiliates, assigns, officers, directors, employees, agents and servants (hereinafter in this Section 13 referred to individually as "Indemnitee', and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements, including Attorneys' Fees and Expenses, of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of the Lease or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Equipment (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim, or any claim based on license, patent, trademark or copyright infringement, or any obligation or liability to the manufacturer or Supplier of the Equipment arising under any Supply Contracts, including purchase orders issued by Lessee or Lessor or assigned to Lessor; provided, however that no Indemnitee


                                     Page 8                      Initial JP / KR
                                                                         -------
shall be indemnified pursuant to this Section 13 for losses, damages or liabilities caused solely by the gross negligence or willful misconduct of such Indemnitee. Lessee agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Lessee shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Lessee of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 13(a) hereof, Lessee agrees to pay, or reimburse Lessor for any, and all reasonable fees, costs and expenses (including Attorneys Fees and Expenses) of whatever kind or nature incurred in connection with the creation, preservation or protection of Lessor's liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Lessor's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnitees from and against any and all Losses imposed upon or incurred by or asserted against any Indemnitees, and arising out of or in any way relating to any one or more of the following, unless caused solely by the gross negligence or willful misconduct of any
Indemnitee: (i) any presence of any Hazardous Substances in, on, above or under Lessee's leased or owned real property (the "Property"); (ii) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (iii) any past or present violation of any Environmental Laws. The term "Release" of any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. The term "Losses" includes any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminution's in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, costs of remediating a Hazardous Substance (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) or punitive damages, of whatever kind or nature (including, but not limited to Attorneys' Fees and Expenses).

            (d) Without limiting the application of Section 13(a), (b) or (c) hereof, Lessee agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including Attorneys' Fees and Expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation or omission of a material fact by Lessee in the Lease or in any writing contemplated by or made or delivered pursuant to or in connection with the Lease.

            (e) If and to the extent that the obligations of Lessee under this
Section 13 are unenforceable for any reason, Lessee hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            14. MAINTENANCE; INSPECTION. During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing:(a) maintain conspicuously on any Equipment such labels, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such Equipment; (b) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (c) permit any person designated by Lessor to visit and inspect any Equipment and any records maintained in connection therewith, provided, however, that the failure of Lessor to inspect the Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its obligations hereunder; and (d) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement" ), then Lessee warrants that such Non-Severable Improvement shall immediately become Lessor's property upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of the Lease. All such Improvements that are not Non-Severable Improvements shall be removed by Lessee prior to the return of the item of Equipment hereunder or such Improvements shall also become the sole and absolute property of Lessor without any further payment by Lessor to Lessee and shall be free and clear of all liens and


                                     Page 9                      Initial JP / KR
                                                                         -------
encumbrances whatsoever. Lessee shall repair all damage to any item of Equipment caused by the removal of any Improvement so as to restore such item of Equipment to the same condition which existed prior to its installation and as required by the Lease.

            15. FURTHER ASSURANCES. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may require in order to more effectively carry out the intent and purpose of the Lease. Lessee shall execute and deliver to Lessor upon Lessor's request any and all schedules, forms and other reports and information as Lessor may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities or to comply with the provisions of the law of any jurisdiction in which Lessee may then be conducting business or in which any of the Equipment may be located. Lessee shall execute and deliver to Lessor upon Lessor's request such further and additional documents, instruments and assurances as Lessor deems necessary to acknowledge and confirm, for the benefit of Lessor or any assignee or transferee of any of Lessor's rights, title and interests hereunder in accordance with Section 16 hereof (an "Assignee"), all of the terms and conditions of all or any part of the Lease and Lessor's or Assignee's rights with respect thereto, and Lessee's compliance with all of the terms and provisions thereof.

            16. ASSIGNMENT. The provisions of the Lease shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Lessor and Lessee, provided, however, Lessee may not assign any of its rights, sublease Equipment or delegate any of its obligations under the Lease without the prior written consent of Lessor in its sole discretion. Lessor may, from time to time, absolutely or as security, without notice to Lessee, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of a Lease, the Obligations and/or the Collateral therefor, subject to the rights of Lessee under the Lease for the use and possession of the Equipment. In such event, each and every immediate and successive Assignee shall have the right to enforce the Lease with respect to those Obligations and/or Collateral transferred to the Assignee, by legal action or otherwise, for its own benefit as fully as if such Assignee were herein by name specifically given such rights. Lessee agrees that the rights of any such Assignee hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Lessee may assert or claim against Lessor, and that any such Assignee shall have all of Lessor's rights hereunder but none of Lessor's obligations. Lessor shall have an unimpaired right to enforce the Lease for its benefit with respect to that portion of any Lease, Obligations and/or Collateral that Lessor has not sold, assigned, pledged or otherwise transferred.

            17. GOVERNING LAW; MEDIATION OF THE LEASE. THE LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. LESSEE HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS UNDER THE LEASE, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THE LEASE. Any action by Lessee against Lessor for any cause of action under the Lease shall be brought within one year after any such cause of action first arises. If requested by Lessor, Lessee agrees that prior to the commencement of any litigation regarding the terms and conditions of the Lease, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

            18. NOTICES. Any demand or notice required or permitted to be given hereunder shall be deemed effective (a) when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lessor or to Lessee at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof or (b) when transmitted to Lessor or Lessee by facsimile at the respective numbers provided for such purpose; provided, that such facsimile notice is promptly followed by notice given in accordance with the immediately preceding subsection (a).

            19. SECURITY DEPOSIT. Lessor may, at its option, apply the Security Deposit, if any is indicated in a Lease Schedule, to cure any default of Lessee, whereupon Lessee shall promptly restore such Security Deposit to its original amount. Lessor shall return to Lessee any unapplied Security Deposit, without interest, upon full payment and performance of Lessee's Obligations under the Lease.


                                    Page 10                      Initial JP / KR
                                                                         -------

            20. MISCELLANEOUS; GENERAL PROVISIONS. The Lease will not be binding on Lessor until accepted and executed by Lessor at its executive office in South Norwalk, Connecticut. All options, powers and rights granted to Lessor hereunder or under any promissory note, guaranty, letter of credit agreement, depository agreement, instrument, document or other writing delivered to Lessor shall be cumulative and shall be in addition to any other options, powers or rights which Lessor may now or hereafter have under any applicable law or otherwise. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in the Lease are for convenience only and shall not define or limit any of the terms thereof.

            Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provisions of law which render any provision of the Lease unenforceable in any respect.

            LESSEE ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND EXCEPT AS OTHERWISE PROVIDED IN THE LEASE, LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH LESSOR'S TAKING POSSESSION OR LESSOR'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH LESSEE WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, INCLUDING, WITHOUT LIMITATION, ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES.

            THE LEASE AND ANY OTHER WRITTEN AGREEMENT(S) BETWEEN THE PARTIES EXECUTED SIMULTANEOUSLY HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND SUPERSEDE AND MAY NOT BE CONTRADICTED BY ANY PRIOR WRITTEN AGREEMENTS BETWEEN THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROPOSALS, LETTERS, COMMITMENT LETTERS OR BY ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THE LEASE MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE LEASE BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM SUCH AGREEMENT OR WAIVER IS ASSERTED. The failure of Lessor at any time or times hereafter to require strict performance by Lessee of any of the provisions, warranties, terms and conditions contained in the Lease or in any other agreement, guaranty, note, depository agreement, letter of credit instrument or document now or at any time or times hereafter executed by Lessee or an Affiliate of Lessee and delivered to Lessor shall not waive, affect or diminish any right of Lessor at any time or times hereafter to demand strict performance thereof. The Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. The section headings herein are included for convenience only and shall not be deemed to be a part of the Lease. Each reference herein to "Lessor" shall be deemed to include its successors and assigns, and each reference to "Lessee" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Lessee, all of whom shall be bound by the provisions hereof. EACH REFERENCE HEREIN TO "LESSEE" SHALL MEAN AND INCLUDE ANY AND ALL LESSEES WHO SIGN BELOW, EACH OF WHOM SHALL BE JOINTLY AND SEVERALLY LIABLE UNDER THE LEASE.

            The Lease, and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to Lessor, may be reproduced by Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and Lessor may destroy any original document so reproduced. Lessee agrees, herein waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original itself is in existence and whether or not the reproduction was made by Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.


                                    Page 11                      Initial JP / KR
                                                                         -------

            21. SURVIVAL. Sections 7, 8, 9, 11, 12, 13, 14, 17, 18, 19 and 20
shall survive and continue in full force and effect without regard to the payment in full of all Obligations under the Lease.

      Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

LESSOR:                                     LESSEE:

OXFORD VENTURE FINANCE, LLC                 GENAISSANCE PHARMACEUTICALS, INC.

By:  /s/ J.A. Philbrick                     By:  /s/ Kevin Rakin
   ----------------------------                ----------------------------

Name:  J.A. PHILBRICK                       Name:  KEVIN RAKIN
     --------------------------                  --------------------------

Title:  PRESIDENT                           Title:  EVP & CFO
      -------------------------                   -------------------------

Date:  6-10-99                              Date:  6/14/99
     --------------------------                  --------------------------


                                    Page 12                      Initial JP / KR
                                                                         -------

                                   SCHEDULE 1


Trade Names


                                    Page 13                      Initial JP / KR
                                                                         -------

                                   SCHEDULE 2

Name Changes; Changes in Chief Executive Office


Lessee is formerly known as BIOS Laboratories, Inc.


                                    Page 14                      Initial JP / KR
                                                                         -------


                      Schedules to be filed by amendment

                    RATE ADJUSTMENT RIDER AND ACKNOWLEDGMENT

      RATE ADJUSTMENT RIDER AND ACKNOWLEDGMENT (this "Rider") to the Equipment Lease Schedule No. 01 (the "Lease Schedule") and the related Master Equipment Lease Agreement No. 7667 dated June 10, 1999 (the "Master Lease" and together with the Lease Schedule, the "Lease"), between GENAISSANCE PHARMACEUTICALS, INC., as lessee (the "Lessee") and OXFORD VENTURE FINANCE, LLC, as Lessor ("Oxford"). This Rider is entered into pursuant to and incorporates by this reference all of the terms and provisions of the Lease. By its execution and delivery of this Rider, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Default has occurred and is continuing as of the date hereof.

      1. Purpose. This Rider amends and restates the terms of the payments set forth in Acceptance Certificate.

      2. Definitions. The following terms shall have the following meanings herein:

      (a) "Adjustment Date" shall mean [the date Oxford disburses any portion of the proceeds of the Lease][the date Oxford receives Lessee's executed Acceptance Certificate in Oxford's standard form (following delivery) evidencing Lessee's acceptance of the Equipment described in the Lease].

      (b) "Final T-Note Average" shall mean the average of the yields on U.S. Treasury Notes maturing in 3 years, as published by the Dow Jones Telerate Access Service, Page 19901, for the close of business on each business day of the two full calendar weeks immediately preceding the week containing the Adjustment Date.

      (c) "Preliminary Payments" shall mean the payments set forth in the Lease Schedule, consisting of $15,548.99 due upon execution (the "Advance Payment") followed by 47 consecutive monthly payments.

      (d) "Preliminary T-Note Average" shall mean 5.01%.

      3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary T-Note Average. Should the Final T-Note Average differ from the Preliminary T-Note Average, then the Preliminary Payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final T-Note Average above or below the Preliminary T-Note Average, the Preliminary Payments shall be revised as follows (complete below as applicable):

      The Advance Payment, due upon execution of the Equipment Schedule, shall remain unchanged.

      Each of the monthly payments initially scheduled, in the amount of $15,548.99, shall increase or decrease by $2.87.

      THE CALCULATION OF THE CONTRACT PAYMENTS UNDER THIS RIDER WILL SUPERSEDE ANY PRIOR PROPOSAL OR QUOTATION. LESSEE HEREBY ACKNOWLEDGES AND AGREES TO THE CALCULATION OF THE PAYMENT SCHEDULE SET FORTH HEREIN.

      4. Oxford's Requirements. The commencement of the Lease is subject to satisfaction of all documentation and credit requirements of Oxford. If such requirements are not satisfied by the Adjustment Date, then Oxford may, at its sole option, declare that the Adjustment Date shall be the date when such requirements are satisfied.

Dated as of: June 10, 1999

OXFORD VENTURE FINANCE, LLC               GENAISSANCE PHARMACEUTICALS, INC.


By: /s/ J.A. Philbrick                    By: /s/ Kevin Rakin
   ----------------------------              ----------------------------

Name: J.A. PHILBRICK                      Name: KEVIN RAKIN
     --------------------------                --------------------------

Title: PRESIDENT                          Title: EVP & CFO
      -------------------------                 -------------------------